UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 9, 2022
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800 (Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	INTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2022, the Compensation Committee of the Board of Directors (the "Board") of inTEST Corporation (the "Company") approved the 2022 Executive Officer Compensation Plan for the Company’s President and Chief Executive Officer, Richard N. Grant, Jr. (the “CEO”), and Chief Financial Officer, Treasurer and Secretary, Duncan Gilmour (the “CFO”).

The components of this plan include (i) base salary, (ii) short-term incentive compensation in the form of a performance-based bonus and (iii) long-term incentive compensation in the form of equity compensation grants. The material terms of the 2022 Executive Officer Compensation Plan, attached as Exhibit 10.1 and incorporated herein by reference, are summarized as follows:

Base Salary: Base salaries for 2022, effective April 1, 2022, are as follows:

Richard N. Grant, Jr.	$391,875
Duncan Gilmour	$260,000

Short-Term Incentive Compensation: The performance bonus payment target percentages to be used in the executive officers’ bonus calculation for 2022 are as follows:

Richard N. Grant, Jr.	70%
Duncan Gilmour	55%

The bonus amount may range from zero (if none of the performance metrics are satisfied) to an amount that may exceed the target performance bonus amounts.

Chief Executive Officer Short-Term Incentive Target and Performance Objectives

The CEO will be eligible to receive a performance bonus payment upon satisfaction of the following weighted performance metrics during 2022:

(i)	Achievement of Financial Goals – 60%
(ii)	Financial Performance of Acquisitions Completed in 2021 – 20%
(iii)	Implementation of Talent Development and Recruitment Plan – 20%

Achievement of Financial Goals: A portion of the CEO’s performance bonus may be earned based upon the Company's achievement of revenue and adjusted EBITDA as compared to budgeted revenue and adjusted EBITDA for 2022. The CEO is eligible to earn the portion of the performance bonus based upon the following matrix:

		Revenue vs. Target
		<80%	80%	90%	100%	110%	120%
	<80%	0%	0%	0%	0%	0%	0%
Adjusted	80%	0%	50%	63%	75%	88%	100%
EBITDA	90%	0%	63%	75%	88%	100%	113%
vs.	100%	0%	75%	88%	100%`	113%	125%
Target	110%	0%	88%	100%	113%	125%	138%
	120%	0%	100%	113%	125%	138%	150%

Additional Performance Metrics: A portion of the CEO’s bonus (20%) will be earned based upon a weighted average of performance factors determined by the financial performance of the three acquisitions completed in 2021, North Sciences, Videology and Acculogic (the “Acquisitions”), relative to the acquisition models. A portion of the CEO’s performance bonus (20%) will be earned based on results of development and implementation of a talent development program.

Chief Financial Officer Short-Term Incentive Target and Performance Objectives

The CFO will be eligible to receive a performance bonus payment upon satisfaction of the following weighted performance metrics during 2022:

(i)	Achievement of Financial Goals – 60%
(ii)	Financial Performance of Acquisitions Completed in 2021 – 20%
(iii)	Achievement of CFO Specific Objectives – 20%

Achievement of Financial Goals: A portion of the CFO’s performance bonus may be earned based upon the Company's achievement of revenue and earnings before income tax amounts as compared to budgeted revenue and earnings before income tax amounts for 2022. The CFO is eligible to earn the portion of the executive officer's performance bonus based upon the same matrix as provided above for the CEO.

Additional Performance Metrics: A portion of the CFO’s bonus (20%) will be earned based upon weighted average of performance factors determined by the financial performance of the Acquisitions relative to the acquisition models. A portion of the CFO’s performance bonus (20%) will be earned based upon actual results of net working capital relative to budgeted net working capital as a percentage of revenue.

Long-Term Incentive Compensation: The CEO and CFO received grants consisting of restricted stock and stock options as follows:

	Shares of Time Vested Restricted Stock	Shares of Performance Vested Restricted Stock	Options to Purchase Shares of Common Stock
Richard N. Grant, Jr.	13,664	13,662	25,692
Duncan Gilmour	6,832	6,831	12,848

The time vested restricted stock awards will vest 25% annually commencing on March 9, 2023. The stock option awards will vest 25% annually commencing on March 9, 2023 and will have an exercise price of $9.76, which was the closing price of the Company's common stock as listed on the NYSE American on March 9, 2022.

The performance metric used for the shares of performance vested restricted stock will be three-year organic revenue compound annual growth rate (“CAGR”). The beginning revenue from which CAGR will be measured is the pro forma value inclusive of all 2021 revenue from North Sciences, Videology and Acculogic regardless of when the companies were acquired. The following schedule will determine how many shares of the performance vested restricted stock are delivered:

Vesting Percentage Matrix
	Organic CAGR for the three year period ending December 31, 2024
	< 9%	9%	10%	11%	12%	13% or more
Percent of granted shares to become vested	0%	50%	75%	100%	125%	150%

To achieve a given performance level, results must equal or exceed the threshold for that level, otherwise the percentage delivered shall be rounded down to the nearest point on the schedule.

All equity awards are subject to the terms of the Company's Third Amended and Restated 2014 Stock Plan, as amended (the “Plan”), and the Company's standard forms of award agreements, which have been filed with the Securities and Exchange Commission (“SEC”).

Item 8.01.  Other Events

On March 9, 2022, the Board approved the grant of restricted stock to the Company’s non-employee directors as follows:

Shares of Restricted Stock
Steven J. Abrams	9,000
Jeffrey A. Beck	9,000
Joseph W. Dews IV	9,000
Gerald J. Maginnis	9,000

The restricted stock awards will vest 25% on each of the following dates: March 31, 2022, June 30, 2022, September 30, 2022, and December 31, 2022, and are subject to the terms of the Plan and the Company's standard form of Restricted Stock Award Agreement for Directors, which have been previously filed with the SEC.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1*	2022 Executive Officer Compensation Plan.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*         Certain information has been excluded from this exhibit because it is both (i) not material and (ii) private or confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Duncan Gilmour
Duncan Gilmour
Chief Financial Officer, Treasurer and Secretary

Date:   March 15, 2022